UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: August 17, 2017
Date of Report (Date of earliest event reported)

MAXIM INTEGRATED PRODUCTS, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	001-34192 (Commission File Number)	94-2896096 (I.R.S. Employer I. D. No.)

160 Rio Robles
San Jose, California 95134
(Address of Principal Executive Offices including Zip Code)

(408) 601-1000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company
☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 17, 2017, Maxim Integrated Products, Inc. (“Maxim” or the “Company”) appointed Sumeet Gagneja to serve as Maxim’s principal accounting officer and as a vice president, effective immediately.

Mr. Gagneja, age 47, has served as Maxim’s corporate controller since August 2016 and, prior to that, served as Maxim’s managing director of internal audit from November 2013 to August 2016, Maxim’s managing director of finance from September 2013 to November 2013, and Maxim’s executive director of finance from January 2011 to August 2013. Prior to joining Maxim, Mr. Gagneja held various finance positions at Broadcom Limited (previously Avago Technologies) and Intel Corporation. Mr. Gagneja received a B.S. in Mechanical Engineering from Punjab Engineering College, a M.S. degree in Mechanical Engineering from Wayne State University, and a M.B.A. degree from the University of Michigan (Stephen M. Ross) School of Business.

Mr. Gagneja is eligible to participate in the compensatory program applicable to other employees commensurate with his level. The Company has entered into the Company’s standard indemnification agreement with Mr. Gagneja, the form of which was filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended June 25, 2005. There are no family relationships between Mr. Gagneja and any director or executive officer of the Company and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Following the appointment, Mr. Gagneja will continue to report to Maxim's principal financial officer, Bruce E. Kiddoo, in connection with the performance of his duties. Mr. Kiddoo will remain Maxim’s principal financial officer following Mr. Gagneja’s appointment as vice president and principal accounting officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2017

MAXIM INTEGRATED PRODUCTS, INC.

By:	/s/ Bruce E. Kiddoo

Bruce E. Kiddoo Senior Vice President and Chief Financial Officer